Exhibit 99.1

LETTER OF TRANSMITTAL

Discover Financial Services

OFFERS TO EXCHANGE

all outstanding 6.450% Senior Notes due 2017

for

6.450% Senior Notes due 2017 which have been registered under the Securities Act of 1933, as amended (the “Securities Act”)

and

all outstanding Floating Rate Senior Notes due 2010

for

Floating Rate Senior Notes due 2010 which have been registered under the Securities Act

PURSUANT TO THE PROSPECTUS DATED                     , 2008 (the “Prospectus”)

THE EXCHANGE OFFERS WILL EXPIRE AT                     , NEW YORK CITY TIME, ON

                    , 2008, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO                      NEW YORK CITY TIME, ON THE EXPIRATION DATE.

U.S. Bank National Association as Exchange Agent

By registered or certified mail:	By regular mail or overnight courier:	By hand:
U.S. Bank, National Association West Side Flats Operations Center 60 Livingston Avenue Mail Station EP-MN WS2N St. Paul, MN 55107-2292 Attn: Specialized Finance Offer	U.S. Bank, National Association West Side Flats Operations Center 60 Livingston Avenue Mail Station EP-MN WS2N St. Paul, MN 55107-2292 Attn: Specialized Finance Offer	U.S. Bank, National Association West Side Flats Operations Center 60 Livingston Avenue Bond Drop Window St. Paul, MN 55107-2292 Attn: Specialized Finance Offer

Facsimile (Eligible Institutions only): (651) 495 8158

Telephone inquiries: (651) 495 3511

Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.

Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus. As used herein, the term “Holder” means a holder of the Issuer’s 6.450% Senior Notes due 2017 or Floating Rate Senior Notes due 2010 (collectively, the “Old Notes”), including any participant in the Book-Entry Transfer Facility (as defined herein) whose name appears on a security position listing as the owner of the Old Notes.

The Issuer (as defined herein) reserves the right, at any time or from time to time, to extend the Exchange Offer (as defined herein) at its discretion, in which event Expiration Date shall mean the latest time and date to which the Exchange Offer is extended. The Issuer shall give notice of any extension by giving written notice to U.S. Bank, National Association, the exchange agent and by making a public announcement by press release to Businesswire, the PR Newswire or another national newswire service.

The undersigned acknowledges that he or she has received the Prospectus of Discover Financial Services, a Delaware corporation (the “Issuer”), and this Letter of Transmittal, which together constitute the Issuer’s offer to exchange up to $400,000,000 aggregate principal amount of the Issuer’s 6.450% Senior Notes due 2017 (the “New 6.450% Notes”), which are to be offered in exchange for an equivalent principal amount of currently outstanding 6.450% Senior Notes due 2017 (the “Old 6.450% Notes”) and $400,000,000 aggregate principal amount of the Issuer’s Floating Rate Senior Notes due 2010 (the “New Floating Rate Notes,” and together with the New 6.450% Notes, the “Exchange Notes”), which are to be offered in exchange for an equivalent principal amount of currently outstanding Floating Rate Senior Notes due 2010 (the “Old Floating Rate Notes,” and

together with the Old 6.450% Notes, the “Old Notes”). The Issuer is commencing two separate exchange offers with respect to the Old Notes; we refer to these exchange offers, collectively, as the “Exchange Offer” in this Letter of Transmittal. The Old 6.450% Notes and the Old Floating Rate Notes were issued and sold in a transaction exempt from registration under the Securities Act, pursuant to an Indenture dated as of June 12, 2007 by and between the Issuer and U.S. Bank, National Association, as trustee.

For each Old Note of a series accepted for exchange, the registered Holder of such Old Note will receive an Exchange Note of the applicable series having a principal amount equal to that of the surrendered Old Note. Each series of Exchange Notes will bear interest from the most recent date to which interest has been paid on the applicable series of Old Notes, or if no interest has been paid, from the issue date of the applicable series of Old Notes. Accordingly, with respect to each series of Exchange Notes, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the completion of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from the issue date of the applicable series of Old Notes. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Accordingly, Holders whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after completion of the Exchange Offer.

This Letter of Transmittal is to be completed by a Holder of Old Notes if either certificates for such Old Notes are available to be forwarded herewith or tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering Old Notes” section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints U.S. Bank, National Association, the exchange agent, as the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to:

•

deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility, to the Issuer and deliver all accompanying evidences of transfer and authenticity, and

•	present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes,

all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that the Holder of such Old Notes did not purchase such Old Notes directly from the Issuer to resell pursuant to Rule 144A under the Securities Act or another available exemption, that neither the Holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes and that neither the Holder of such Old Notes nor any such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Issuer.

The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder’s business and such Holder has no arrangement with any person to participate in a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. By accepting the Exchange Offer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” herein, please issue the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated below maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” herein, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown in the box herein entitled “Description of Old Notes Delivered.”

THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED “DESCRIPTION OF OLD NOTES DELIVERED” AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED OLD NOTES AS SET FORTH IN SUCH BOX.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES DELIVERED

(List below the Old Notes to which this Letter of Transmittal relates)

DESCRIPTION OF 6.450% SENIOR NOTES DUE 2017

Name(s) and Address of Registered Holder(s) (Please fill-in, if blank)	Certificate Number(s)*	Aggregate Principal Amount	Principal Amount Tendered**

Totals:

DESCRIPTION OF FLOATING RATE SENIOR NOTES DUE 2010

Name(s) and Address of Registered Holder(s) (Please fill-in, if blank)	Certificate Number(s)*	Aggregate Principal Amount	Principal Amount Tendered**

Totals:

*	Need not be completed if Old Notes are being tendered by book-entry transfer.

**	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Old Notes represented by the listed certificates or, if such Holder is a participant in the Book-Entry Transfer Facility, ALL of the Old Notes listed in the security issuance listing as owned by such Holder. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number:                                                                 Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Old Notes

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number:                                                                 Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Old Notes to:

Name:

          (Please Type or Print)

Address:

(Zip Code)

Taxpayer Identification No.:

☐	Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

        (Book-Entry Transfer Facility Account)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be delivered to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled “Description of Old Notes Delivered” on this Letter of Transmittal above.

Deliver Exchange Notes and/or Old Notes to:

Name:

          (Please Type or Print)

Address:

(Zip Code)

Taxpayer Identification No.:

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF IN EACH CASE PROPERLY COMPLETED AND EXECUTED OR AN AGENT’S MESSAGE (AS DEFINED IN “THE EXCHANGE OFFER—PROCEDURES FOR TENDERING OLD NOTES” SECTION OF THE PROSPECTUS) IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO                 , NEW YORK CITY TIME, ON THE EXPIRATION DATE.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE

(All Tendering Holders Must Complete This Letter of Transmittal

And The Accompanying Substitute IRS Form W-9 or the applicable IRS Form W-8)

Dated:                                             , 2008

X

X

Signature(s)

Area Code and Telephone Number:

If a Holder is tendering any Old Notes, this Letter of Transmittal must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name:

(Please Type or Print)

Capacity (full title):

Address:

Telephone:

SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guarantees by an Eligible Institution:

(Authorized Signature)

Title:

Name and Firm:

Dated:                                             , 2008

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE DISCOVER FINANCIAL SERVICES’ 6.450% SENIOR NOTES DUE 2017 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT FOR ANY AND ALL OF THE ISSUED AND OUTSTANDING 6.450% SENIOR NOTES DUE 2017 OF DISCOVER FINANCIAL SERVICES, AND FLOATING RATE SENIOR NOTES DUE 2010 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT FOR ANY AND ALL OF THE ISSUED AND OUTSTANDING FLOATING RATE SENIOR NOTES DUE 2010 OF DISCOVER FINANCIAL SERVICES.

1.	Delivery Of This Letter And Old Notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering Old Notes” section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in “The Exchange Offer—Procedures for Tendering Old Notes” section of the Prospectus), (ii) on or prior to                         , New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution either a properly completed and duly executed Notice of Guaranteed Delivery by facsimile transmission, mail, overnight courier or hand delivery or a properly transmitted agent’s message and Notice of Guaranteed Delivery, setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent and (iii) all tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, this Letter of Transmittal, properly completed and executed (or facsimile thereof), and any other documents required by this Letter of Transmittal, are deposited by the Eligible Institution with the Exchange Agent within three NYSE trading days after the Expiration Date.

The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to                         , New York City time, on the Expiration Date.

See “The Exchange Offer” section of the Prospectus.

2.	Partial Tenders (Not Applicable to Holders Who Tender By Book-Entry Transfer).

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled “Description of Old Notes Delivered—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction 4. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures On This Letter, Note Powers and Endorsements, Guarantee Of Signatures.

If this Letter of Transmittal is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever or, if such Holder is a participant in the Book-Entry Transfer Facility, exactly as their name appears on the security issuance listing as the owner of the Old Notes.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

When this Letter of Transmittal is signed by the Holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate note powers are required. If however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the Holder(s), then endorsements of any certificate(s) transmitted hereby or separate note powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate note powers, in either case signed exactly as the name or names of the Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or note powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON NOTE POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.	Special Issuance and Delivery Instructions.

Tendering Holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.	Transfer Taxes.

The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

6.	Waiver of Conditions.

The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Although the Issuer intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.	Mutilated, Lost, Stolen or Destroyed Old Notes.

Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.	Withdrawal of Tenders.

Tenders of Old Notes may be withdrawn at any time prior to                     , New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth above. Any such notice of withdrawal must specify the name of the person having tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), and (where certificates for Old Notes have been transmitted) specify the name in which such Old Notes are registered, if different from that of the withdrawing Holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution in which case such guarantee will not be required. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination will be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures set forth in “The Exchange Offer—Procedures for Tendering Old Notes” section of the Prospectus at any time on or prior to the Expiration Date.

10.	Validity of Tenders.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular Old Notes. The interpretation of the terms and conditions by the Issuer of the Exchange Offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such information.

11.	Requests For Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address indicated above.

IMPORTANT TAX INFORMATION

The following is a summary of the tax certification requirements for prospective U.S. Holders and Non-U.S. Holders (as those terms are defined in the Prospectus, and together, “Holders”). If a Holder satisfied the certification requirements described below for the Old Notes, then no additional certification is required for the Exchange Notes. For a summary of the material U.S. federal income tax consequences of (i) the exchange of Old Notes for Exchange Notes pursuant to the Exchange Offer and (ii) the ownership and disposition of the Exchange Notes (including the requirements that must be met to avoid backup withholding and U.S. federal income tax withholding), Holders should refer to the “Material U.S. Federal Income Tax Considerations” section of the Prospectus.

U.S. HOLDERS: PURPOSE OF SUBSTITUTE IRS FORM W-9

To prevent backup withholding (currently at a rate of 28%) on any payments received in respect of the Exchange Notes, each prospective U.S. Holder should provide the Issuer, through the Exchange Agent, with either: (i) such prospective U.S. Holder’s correct Taxpayer Identification Number (“TIN”) by completing the attached Substitute Internal Revenue Service (“IRS”) Form W-9, certifying that the TIN provided is correct (or that such prospective U.S. Holder is awaiting a TIN) and that (A) such prospective U.S. Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified such prospective U.S. Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption. Exempt prospective U.S. Holders (including among others, all corporations) should indicate their exempt status on the Substitute IRS Form W-9.

If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute IRS Form W-9 for additional guidance regarding which number to report. If the Issuer is not provided with the correct TIN, a prospective U.S. Holder may be subject to a $50 penalty imposed by the IRS.

NON-U.S. HOLDERS: PURPOSE OF PROVIDING THE APPLICABLE IRS FORM W-8

To prevent the withholding of U.S. federal income tax at a 30% rate and backup withholding on any payments received in respect of the Exchange Notes, each prospective Non-U.S. Holder must certify, under penalties of perjury, to the Issuer, through the Exchange Agent, that such owner is a Non-U.S. Holder and must provide such owner’s name, address and U.S. TIN, if any. A prospective Non-U.S. Holder may give the certification described above on IRS Form W-8BEN, which generally is effective for the remainder of the year of signature plus three full calendar years, unless a change in circumstances makes any information on the form incorrect. Special rules apply to foreign partnerships. In general, a foreign partnership will be required to provide a properly executed IRS Form W-8IMY and attach thereto an appropriate certification from each of its partners. Finally, if a prospective Non-U.S. Holder is engaged in a U.S. trade or business, and if interest on an Exchange Note will be effectively connected with the conduct of such trade or business, the Non-U.S. Holder should provide a properly executed IRS Form W-8ECI. The Exchange Agent will provide a prospective Non-U.S. Holder with an IRS Form W-8 upon request.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS

(SEE IMPORTANT TAX INFORMATION)

PAYOR’S NAME:

SUBSTITUTE IRS FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name:
	Check appropriate box:	☐	Individual/Sole Proprietor
		☐	Corporation
		☐	Partnership
		☐	Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership):
		☐	Other:
Check this box if you are exempt from withholding ☐
	PART I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT OR INDICATE THAT YOU APPLIED FOR A TIN AND CERTIFY BY SIGNING AND DATING BELOW.		TIN: Social Security Number or Employer Identification Number TIN Applied for ☐

PART II—CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature                                                                         Date                                              , 2008

NOTE:	FAILURE BY A PROSPECTIVE HOLDER OF EXCHANGE NOTES TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING (CURRENTLY AT A 28% RATE) ON ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE IRS FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 1 OF SUBSTITUTE IRS FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% (or other rate as in effect from time to time) of all reportable payments made to me thereafter will be withheld until I provide a number.

, 2008
Signature	Date

NON U.S. HOLDERS: IN LIEU OF COMPLETING THE SUBSTITUTE IRS FORM W-9, EACH NON-U.S. HOLDER MUST SUBMIT THE APPLICABLE IRS FORM W-8 (SEE IMPORTANT TAX INFORMATION).

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

	FOR THIS TYPE OF ACCOUNT:	GIVE NAME AND SOCIAL SECURITY NUMBER (SSN) OR EMPLOYER IDENTIFICATION NUMBER (EIN), AS APPLICABLE, OF:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)

	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner (1)

5.	Sole proprietorship or single-owner limited liability company	The owner (3)

6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)

8.	Corporation or limited liability company electing corporate status on Form 8832	The legal entity

9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10.	Partnership or multi-member limited liability company	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one), but the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code.

Obtaining a Number, If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

Payees Exempt from Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) are exempt, as is a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys’ fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	A corporation.

(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3)	The United States or any of its agencies or instrumentalities.

(4)	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Privacy Act Notice. Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal non-tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE